SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (Amendment No. _____)

Check the appropriate box:
[ ] Preliminary Information Statement
[_] Confidential,  For  Use  of the  Commission  Only  (as  Permitted  by  Rule
    14c-5(d)(2))
[X] Definitive Information Statement

                        TESSA COMPLETE HEALTH CARE, INC.
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                (Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities  to which  transaction  applies:
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(2) Aggregate number of securities to which transaction apply:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[_] Fee paid previously with preliminary materials:
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[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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                        TESSA COMPLETE HEALTH CARE, INC.
                        PMB 202, 11575 SW Pacific Highway
                                Tigard, OR 97223

                       NOTICE OF ACTION BY WRITTEN CONSENT
                  OF A MAJORITY OF THE OUTSTANDING COMMON STOCK

TO THE STOCKHOLDERS OF TESSA COMPLETE HEALTH CARE, INC.:

NOTICE IS HEREBY GIVEN that pursuant to written consent by the holders of a majority of the outstanding shares of Common Stock of Tessa Complete Health Care, Inc. (the "Company"), an amendment to the Company's Articles of Incorporation will be filed to increase the total number of authorized shares of Common Stock of the Company, with a par value of $0.02 per share, from Five Hundred Million (500,000,000) to Five Hundred Billion (500,000,000,000). The amendment will be filed on or after 20 days from the date this Information Statement is mailed to stockholders and is expected to be on or about April 4, 2003. Only stockholders of record at the close of business on February 11, 2003, will be given Notice of the Action by Written Consent. The Company is not soliciting proxies.


                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ STEPHEN D. WILSON
                       --------------------------------------
                       Stephen D. Wilson
                       President



                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.
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                        TESSA COMPLETE HEALTH CARE, INC.
                        PMB 202, 11575 SW Pacific Highway
                                Tigard, OR 97223
                            Telephone: (503) 750-5633

                              INFORMATION STATEMENT

                  CONSENT ACTION BY A MAJORITY OF STOCKHOLDERS
                                WITHOUT A MEETING

This Information Statement is first being furnished on or about March 10, 2003 to shareholders of record as of the close of business on February 11, 2003 (the "Record Date") of the Common Stock, par value $0.02 per share (the "Common Stock") of Tessa Complete Health Care, Inc. ("Tessa" or the "Company") in connection with an amendment to the Articles of Incorporation, to increase the total number of authorized shares of Common Stock of the Company, with a par value of $0.02 per share, from Five Hundred Million (500,000,000) to Five Hundred Billion (500,000,000,000) (the "Action"). As of the Record Date, there were 54,801,099 shares of Common Stock of the Company outstanding. Only stockholders of record at the close of business on February 11, 2003, are entitled to notice of the Action.

The Board of Directors has approved, and a majority of the shareholders (the "Consenting Shareholders") representing 24,945,148 shares (50.993%) of the 54,801,099 shares outstanding of the Common Stock as of the Record Date have consented in writing, to the Action. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Georgia Business Corporations Code and the Company's Articles of Incorporation and By-laws to approve the Action. Accordingly, the Action will not be submitted to the other shareholders of Tessa for a vote and this Information Statement is being furnished to shareholders to provide them with certain information concerning the Action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including Regulation 14C, and the Georgia Business Corporations Code.

Tessa will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. Tessa will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.
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The Annual Report on Form 10-KSB and other  documents  filed by the Company with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the EDGAR archives.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTION, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

                               DISSENTER'S RIGHTS

The Georgia Business Corporations Code does not provide for dissenter's rights in connection with the adoption of the Action.

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                   AMENDMENT TO THE ARTICLES OF INCORPORATION
              TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
                              STOCK OF THE COMPANY

The Company's Articles of Incorporation and Bylaws, and Georgia Business Corporations Code Section 14-2-704, provide that shareholder action may be taken without a meeting by a written consent signed by the shareholders having voting power to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote were present and voted. Each outstanding share is entitled to one vote on each matter voted on at a shareholders meeting. On February 11, 2003, (the "Record Date"), the Company had outstanding 54,801,099 shares of Common Stock, $.02 par value, entitled to vote on matters to be acted upon at a shareholders meeting. On the Record Date, the Board of Directors unanimously adopted and the Consenting Shareholders approved an amendment to the Articles of Incorporation of Tessa (the "Share Increase Amendment") to increase the total number of authorized shares of Common Stock of the Company, with a par value of $0.02 per
share,  from  Five  Hundred  Million   (500,000,000)  to  Five  Hundred  Billion
(500,000,000,000). The affirmative vote of a majority of the outstanding Common Stock, representing 27,400,550 shares, was required for the approval of the Share Increase Amendment. The Consenting Shareholders voted 27,945,148 shares, representing 50.993% of the Company's outstanding Common Stock, in favor of the Share Increase Amendment. The Consenting Shareholders consist of (1) Stephen Wilson, who is a director and the Company's President, CEO, CFO, Treasurer
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and Secretary,  owning 26,034,037 shares of Common Stock (47.506%) on the Record
Date; and (2) William Leonard, who is a director of the Company, owning 1,911,111 shares of Common Stock (3.487%) on the Record Date. The text of the Share Increase Amendment is set forth below and is incorporated herein by reference.

REASONS FOR THE  AMENDMENT

The Board believes that the currently authorized number of shares may not be sufficient to meet anticipated needs in the immediate future, and therefore considers it desirable that the Company has the flexibility to issue an additional amount of Common Stock without further stockholder action, unless otherwise required by law or other regulations. The availability of these additional shares will enhance the Company's flexibility in connection with any possible acquisition or merger, financings and other corporate purposes, and will allow such shares to be issued without the expense and delay of a special stockholders' meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

The Share Increase Amendment does not affect the par value of the Common Stock, which remains $0.02 per share. The additional Common Stock authorized by adoption of the Share Increase Amendment will have rights identical to the currently outstanding shares of Common Stock of the Company. Existing stockholders do not have any rights to purchase any newly issued shares in order to maintain their proportionate ownership interests. Adoption of the Share Increase Amendment and issuance of the Common Stock does not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share.

The Share Increase Amendment will become effective upon the filing of Articles of Amendment relating thereto with the Secretary of State of the State of Georgia, which will occur on or about April 4, 2003. Under the Securities Exchange Act of 1934 and Regulation 14C thereunder, Tessa cannot file the Articles of Amendment to the Articles of Incorporation until at least 20 days after the mailing of this Information Statement.

                INCORPORATION BY REFERENCE OF CERTAIN FINANCIAL
                                  INFORMATION

The Company's Form 10-KSB for the fiscal year ended December 31, 2001, and the Form 10-QSB for the quarter ending September 30, 2002, are incorporated herein by reference. A copy of these forms are available without charge to any person, including any beneficial holder of the Company's Common Stock to whom this Information Statement was delivered, on written request to the Company at PMB 202, 11575 SW Pacific Highway, Tigard, OR 97223, Attn: Corporate Secretary.

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                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

PERSONS ENTITLED TO NOTICE

The Record Date for the determination of the shareholders entitled to notice of and to consent to the Action has been fixed as of the close of business on February 11, 2003. As of February 11, 2003, there were 54,801,099 shares of Common Stock outstanding. The Action has been duly approved by the Consenting Shareholders holding a majority of the outstanding Common Stock, and approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

SECURITY  OWNERSHIP OF CERTAIN  BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Common Stock as of February 11, 2003, by: (i) each director; (ii) each of the executive officers; (iii) all executive officers and directors of Tessa as a group; and (iv) all those known by Tessa to be beneficial owners of more than 5% of the Common Stock. The percentages of ownership are based upon 54,801,099 shares of Common Stock outstanding as of the Record Date.

                             Number of           Percentage
Directors & Officers         Shares              Ownership

Stephen D. Wilson           26,034,037             47.506%
William Leonard              1,911,111              3.487%
All Directors & Executive
Officers (2 persons)        27,945,148             50.993%



                       BY ORDER OF THE BOARD OF DIRECTORS

                       /S/ STEPHEN D. WILSON
                       --------------------------------------
                       Stephen D. Wilson
                       President
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                         INTEREST OF CERTAIN PERSONS IN
                     OR OPPOSITION TO MATTERS TO BE ACTED ON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associates of the foregoing persons has any substantial interest, direct or indirect, in the Action which differs from that of other stockholders of the Company. No director of the Company opposes the Action.

                           FORWARD-LOOKING STATEMENTS

Any statements contained in this Information Statement that are not statements of historical fact may be deemed to be forward-looking statements, which by their nature involve substantial risks and uncertainties, some of which are beyond Tessa's control. Our actual results may differ significantly from the results discussed in the forward-looking statements. You should not place any undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. Tessa does not undertake any obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events.

                             ADDITIONAL INFORMATION

The principal business address for Tessa Complete Health Care, Inc. is PMB 202, 11575 SW Pacific Highway, Tigard, OR 97223; Telephone: (503) 750-5633. Additional information about Tessa which has been filed with the Securities and Exchange Commission may be obtained through the EDGAR archives at www.sec.gov.
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              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

Tessa Complete Health Care, Inc., a corporation organized and existing under and by virtue of the Georgia Business Corporations Code (the "Corporation"), does hereby certify that:

1. The Amendment to the Corporation's Articles of Incorporation set forth below was duly approved and adopted by the Board of Directors and the shareholders in accordance with the applicable provisions of Section 14-2-1003 of the Georgia Business Corporations Code.

         RESOLVED, that Paragraph 2) of the Articles of Incorporation be amended, and, as amended, read in its entirety as follows:

         `9) The total authorized capital stock of this Corporation shall be Ten Billion Dollars ($10,000,000,000) consisting of Five Hundred Billion (500,000,000,000) shares of Common Stock, with a par value of $0.02 per share.'

2. The foregoing resolution was consented to in writing by a majority of the outstanding shares of stock of the Corporation and written notice has been given in accordance with Section 14-2-704 of the Georgia Business Corporations Code.

IN WITNESS WHEREOF, the Corporation has caused the Certificate to be executed by Stephen D. Wilson, its Chief Executive Officer, on this ____ day of _______, 2003.